UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             GS Financial Corp.
______________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     paid previously.  Identify the previous filing by registration statement
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______________________________________________________________________________


                         [GS FINANCIAL CORP. Logo]








                                                               March 29, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp. The meeting will be held at our headquarters, located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 2004 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and all of the employees of GS Financial Corp., I thank you for your continued interest and support.

                                   Sincerely,

                                   /s/ Donald C. Scott

                                   Donald C. Scott
                                   Chairman of the Board,
                                   President and Chief Executive Officer

                           GS FINANCIAL CORP.
                    3798 Veterans Memorial Boulevard
                       Metairie, Louisiana  70002
                             (504) 457-6220
                            _______________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on April 27, 2004
                            _______________


     Our Annual Meeting of Stockholders will be held at the headquarters of GS Financial Corp. located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 2004 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors for a three-year term expiring in 2007, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of the Board of Directors of LaPorte, Sehrt, Romig & Hand as our independent auditors for the fiscal year ending December 31, 2004; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 17, 2004, the voting record date.

                                   By Order of the Board of Directors

                                   /s/ Lettie R. Moll

                                   Lettie R. Moll
                                   Vice President and Secretary


Metairie, Louisiana
March 29, 2004

______________________________________________________________________________

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
______________________________________________________________________________


                             TABLE OF CONTENTS



                                                                        Page
                                                                        ----
About the Annual Meeting of Stockholders . . . . . . . . . . . . .        1
Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers  . . . . . . . . . . . . . . . .        3
  Election of Directors. . . . . . . . . . . . . . . . . . . . . .        3
  Directors Whose Terms Are Continuing . . . . . . . . . . . . . .        4
  Committees and Meetings of the Board of Directors. . . . . . . .        4
  Directors Attendance at Annual Meetings  . . . . . . . . . . . .        5
  Director Nominations . . . . . . . . . . . . . . . . . . . . . .        5
  Director Compensation. . . . . . . . . . . . . . . . . . . . . .        6
  Compensation Committee Interlocks and Insider Participation. . .        6
  Executive Officers Who Are Not Directors . . . . . . . . . . . .        6
Beneficial Ownership of Common Stock by Certain Beneficial
 Owners and Management . . . . . . . . . . . . . . . . . . . . . .        7
  Section 16(a) Beneficial Ownership Reporting Compliance. . . . .        8
Executive Compensation . . . . . . . . . . . . . . . . . . . . . .        9
  Summary Compensation Table . . . . . . . . . . . . . . . . . . .        9
  Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .        9
  Employment and Severance Agreements. . . . . . . . . . . . . . .       10
  Transactions With Certain Related Persons. . . . . . . . . . . .       11
Report of the Compensation Committee . . . . . . . . . . . . . . .       11
Performance Graph. . . . . . . . . . . . . . . . . . . . . . . . .       12
Ratification of Appointment of Auditors. . . . . . . . . . . . . .       13
  Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Report of the Audit Committee. . . . . . . . . . . . . . . . . . .       14
Stockholder Proposals, Nominations and Communications with the
 Board of Directors. . . . . . . . . . . . . . . . . . . . . . . .       15
  Annual Reports . . . . . . . . . . . . . . . . . . . . . . . . .       16
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . .       16

Appendix A - Charter of Nominating and Corporate Governance
              Committee. . . . . . . . . . . . . . . . . . . . . .      A-1


                            GS FINANCIAL CORP.
                             _______________

                             PROXY STATEMENT
                             _______________

                      ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to holders of common stock of GS Financial Corp., the parent holding company of Guaranty Savings and Homestead Association. Proxies are being solicited on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at our headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 2004 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 29, 2004.

______________________________________________________________________________

                 ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
______________________________________________________________________________

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of GS Financial and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, March 17, 2004, are entitled to vote at the meeting. On the record date, we had 1,299,069 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary of GS Financial, Ms. Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte, Sehrt, Romig & Hand for fiscal 2004.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

______________________________________________________________________________

       INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
          CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
______________________________________________________________________________

Election of Directors

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of GS Financial will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2007, and until their successors are elected and qualified. In October 2003, Dr. Mannie D. Paine, Jr. retired as one of our directors. He served as a director of Guaranty Savings since 1976 and his term expired at this Annual Meeting. The Board of Directors of GS Financial and Guaranty Savings named Mr. Hayden W. Wren, III to their respective boards, in the class of directors whose terms expire at this Annual Meeting. Mr. Wren was recommended as a nominee by our Chief Executive Officer and approved by the full Board of Directors.

     No director is related to any other director or executive officer by first cousin or closer, except that Donald C. Scott and Bruce A. Scott are brothers and Bruce A. Scott and Stephen L. Cory are brothers-in-law. Each nominee and each director whose term continues currently serves as a director of GS Financial and Guaranty Savings and Homestead Association. The Board of Directors has determined that a majority of its members are independent directors as defined in the Nasdaq listing standards. Our independent directors are Messrs. Wren, Caldcleugh, Glazer, Key and Zahn.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director. Ages are reflected as of March 17, 2004. Terms as directors include service as a director of Guaranty Savings and Homestead Association.

            Nominees for Director for a Three-Year Term Expiring in 2007

                                 Principal Occupation During              Director
     Name            Age              the Past Five Years                  Since
---------------      ---   ---------------------------------------------  --------
Donald C. Scott       52    Mr. Scott has served as Chairman of the Board,   1982
                            President and Chief Executive Officer of GS
                            Financial since February 1997 and  Chairman of
                            the Board and President of Guaranty Savings
                            since March 1985.

Hayden W. Wren, III   55    Mr. Wren is Director, Commercial/Investment      2003
                            Brokerage of Corporate Realty, Inc., New
                            Orleans, Louisiana. Mr. Wren is a Certified
                            Commercial Investment Member (CCIM), a member
                            of the Society of Industrial and Office
                            Realtors (SIOR), and a licensed Certified
                            Public Accountant having membership
                            affiliations with the American Society of
                            Certified Public Accountants and the Louisiana
                            Society of Certified Public Accountants.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

Directors Whose Terms Are Continuing

                 Directors with a Term Expiring in 2005

                                 Principal Occupation During              Director
     Name            Age              the Past Five Years                  Since
---------------      ---   ---------------------------------------------  --------
Kenneth B. Caldcleugh 54    Mr. Caldcleugh is the President and owner        1996
                            of The Cellars of River Ridge, a fine
                            wine and spirit retail outlet in Louisiana.

Bradford A. Glazer    48    Mr. Glazer is President of Glazer                1991
                            Enterprises, Inc. , a property management
                            company and an independent freight agency
                            which represents Landstar Ligon, all
                            located in Cincinnati, Ohio. Formerly,
                            Mr. Glazer was Senior Vice President of
                            Espy & Straus, Inc., Cincinnati, Ohio.
                            Prior thereto, Mr. Glazer was the
                            Chairman of Glazer Steel Corporation, in
                            New Orleans, Louisiana (and Knoxville,
                            Tennessee).

Bruce A. Scott        51    Mr. Scott is an attorney and has served          1982
                            as Executive Vice President of GS
                            Financial since February 1997 and
                            Executive Vice President of Guaranty
                            Savings since 1985.  Mr. Scott also
                            serves as legal counsel and Personnel
                            Manager of Guaranty Savings, and performs
                            certain legal services for Guaranty
                            Savings and its borrowers in connection
                            with real estate loan closings and
                            receives fees from the borrowers in
                            connection therewith.

                 Directors with a Term Expiring in 2006

                                 Principal Occupation During              Director
     Name            Age              the Past Five Years                  Since
---------------      ---   ---------------------------------------------  --------
Stephen L. Cory       54    Mr. Cory is an insurance agent and               1995
                            President of Cory, Tucker & Larrowe, Inc.
                            in Metairie, Louisiana.

J. Scott Key          51    Mr. Key is the President and Chief               1991
                            Operating Officer of Kencoil, Inc., an
                            electric motor coil manufacturer, Scott
                            Armature, LLC, a provider of sales and
                            services of electrical apparatus, and
                            Scott Armature Sales and Storage, LLC,
                            engaged in the sale of new electronic
                            motors and the storage of customer
                            equipment, all located in Belle Chasse,
                            Louisiana.  Mr. Key is also a real estate
                            investor.

Albert J. Zahn, Jr.   52    Mr. Zahn is a certified public accountant        1992
                            and President of the firm Al Zahn CPA, a
                            Professional Accounting Corporation  in
                            Mandeville, Louisiana.

Committees and Meetings of the Board of Directors

     The Board of Directors has established audit, nominating and compensation committees. During the fiscal year ended December 31, 2003, our Board of Directors met twelve times. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.

     Compensation Committee. Our Compensation Committee consisted of Messrs. Caldcleugh, Cory and Key in fiscal 2003. The current members of the Compensation Committee are Messrs. Caldcleugh, Key, Glazer and Zahn. As determined by our Board of Directors, each member is an independent director as defined in the Nasdaq's listing standards. The Compensation Committee reviews the compensation of our executive officers and met four times in 2003. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for fiscal 2003 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of GS Financial or Guaranty Savings and Homestead Association.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors each of whom is an independent director as defined in Rule 4200(a)(15) of the Nasdaq's listing standards. The current members of the Audit Committee are Messrs. Key, Wren and Zahn. Dr. Paine, who was a member of the Audit Committee during 2003, retired from the Board in October. The Board of Directors has determined that no member of the audit committee meets the Securities and Exchange Commission's definition of audit committee financial expert. While Mr. Zahn is a certified public accountant with over thirty years experience in public accounting, he does not fully satisfy the criteria outlined by the Securities and Exchange Commission in order to be considered an audit committee financial expert. The Board of Directors believes that Mr. Zahn, as well as the other audit committee members have sufficient expertise to fulfil their fiduciary duties.

     The Audit Committee meets on an as needed basis and met seven times in fiscal 2003. On November 14, 2002, the Board of Directors and the Audit Committee adopted the Audit Committee Charter attached as Appendix A to our proxy statement for the 2003 Annual Meeting of Stockholders.

     Nominating and Corporate Governance Committee. The Nominating Committee of GS Financial consisted of Messrs. Cory, Key and Bruce Scott during 2003. In order to meet the Nasdaq's independence requirements, the committee was reorganized into a Nominating and Corporate Governance Committee. The current members named to the committee are Messrs. Caldcleugh, Glazer and Key in order that all of the current members are independent directors as defined in the Nasdaq Marketplace Rules. The Nominating Committee met once during fiscal 2003 with respect to nominations for the 2003 Annual Meeting. Nominations for director of GS Financial are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval.

Directors Attendance at Annual Meetings

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we typically schedule a Board meeting in conjunction with our annual meeting of stockholders and expect that our directors will attend, absent a valid reason for not doing so. At our Annual Meeting of Stockholders held on April 22, 2003, seven of our eight directors attended the meeting.

Director Nominations

     In February 2004, the Nominating and Corporate Governance Committee adopted a written charter which is attached hereto as Appendix A. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the
SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The
Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the stockholder considers appropriate. Procedures for stockholder nominations are discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

     Members of our Board of Directors receive no compensation for attending meetings of GS Financial's Board. Members of the Board of Directors of Guaranty Savings are paid $850 for each Board meeting regardless of attendance, a one-time fee of $200 for membership on the Compensation Committee and $250 for each regular Audit Committee meeting attended, although no additional payment was paid for two special audit committee meetings held in 2003. Fees for Board meetings were increased to $850 in February 2003.

     Each non-employee director of GS Financial received 14,736 non-qualified stock options on October 15, 1997 with an exercise price of $17.1875, pursuant to the 1997 Stock Option Plan. Such options vest ratably over five years and are completely vested as of the date of this proxy statement. In addition, each non-employee director of GS Financial also received 5,894 shares of restricted common stock on October 15, 1997 which is being earned ratably over ten years, pursuant to GS Financial's 1997 Recognition and Retention Plan and Trust Agreement. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Option Plan or Recognition Plan are at the discretion of our Board or a committee appointed by the Board, consistent with the respective terms of such plans. We did not make any grants pursuant to the Option Plan or the Recognition Plan to the non-employee directors during fiscal 2003.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of our Chief Executive Officer and other executive officers are made by the Compensation Committee of the Board of Directors. Messrs. Caldcleugh, Key, Glazer and Zahn are the current members of the Compensation Committee.

     No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of GS Financial or Guaranty Savings or engaged in certain transactions with GS Financial or Guaranty Savings required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of GS Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of GS Financial and Guaranty Savings who do not also serve as directors. Ages are reflected as of March 17, 2004.


     Name         Age    Principal Occupation During the Past Five Years
--------------    ---  ---------------------------------------------------
Lettie R. Moll    50   Ms. Moll has served as Vice President and Secretary
                       of GS Financial since 1997 and Vice President and
                       Secretary of Guaranty Savings since March 1987 and
                       March 1982, respectively.

     Name         Age    Principal Occupation During the Past Five Years
--------------    ---  ---------------------------------------------------
Ralph E. Weber    59   Mr. Weber has served as Vice President of GS
                       Financial and Guaranty Savings since February 1997 and 1987, respectively. He oversees data processing, electronic banking and network administration, and serves as a member of both loan committees, as the management representative to the Audit Committee and as security officer of Guaranty
                       Savings.

Jerry Sintes      38   Mr. Sintes has served as Chief Financial Officer
                       and Controller of GS Financial and Guaranty Savings since May 2003. Previously, Mr. Sintes served as an
                       Audit Manager from 1999 to 2003 and Audit
                       Supervisor from 1995 to 1999 with a local accounting firm located in New Orleans, Louisiana.

______________________________________________________________________________

                   BENEFICIAL OWNERSHIP OF COMMON STOCK
               BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
______________________________________________________________________________

     The following table sets forth, as of March 17, 2004, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.



                                         Common Stock Beneficially Owned as of
                                                     March 17, 2004(1)
                                         -------------------------------------
Name of Beneficial Owner                       Amount     Percentage(10)
------------------------------------     ------------     --------------------
GS Financial Corp. Employee Stock        242,665(2)             18.7%
 Ownership Plan and Trust
 3798 Veterans Memorial Boulevard
 Metairie, Louisiana 70002

Directors:
  Kenneth B. Caldcleugh                   17,871(3)              1.4
  Stephen L. Cory                         28,272(3)(4)           2.2
  Bradford A. Glazer                      34,280(3)(5)           2.6
  J. Scott Key                            21,682(3)              1.7
  Bruce A. Scott                         163,360(2)(6)          11.8
  Donald C. Scott                        138,267(7)             10.0
  Hayden W. Wren, III                        100                   *
  Albert J. Zahn, Jr.                     36,172(3)(8)           2.8

All directors and executive officers     466,329(2)(9)          30.2
 of GS Financial and Guaranty Savings
 as a group (11 persons)

____________________

*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities and Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
                                      (Footnotes continued on following page.)

____________________

(2) The GS Financial Corp. Employee Stock Ownership Plan Trust was established pursuant to the GS Financial Corp. Employee Stock Ownership Plan by an agreement between GS Financial and Ms. Lettie R. Moll and Messrs. Ralph E. Weber and Bruce A. Scott who act as trustees of the plan. As of December 31, 2003, 162,478 shares held in the ESOP Trust have been allocated to the accounts of participating employees. The 80,186 unallocated shares held in the ESOP Trust as of December 31, 2003 will be voted by the ESOP Trustees in accordance with their fiduciary duties. The amount of our common stock beneficially owned by officers who serve as ESOP Trustees and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(3) Includes for each individual 14,736 shares of common stock subject to stock options exercisable within 60 days of March 17, 2004, the voting record date.

(4) Includes 5,000 shares subject to the usufruct of Mr. Cory's mother, of which Mr. Cory disclaims beneficial ownership.

(5) Includes 1,450 shares of common stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(6) Includes 5,000 shares of common stock held in trusts for the benefit of Bruce Scott's children, for which Mr. Scott is the trustee. Mr. Scott disclaims beneficial ownership as to the shares held in such trusts. Also includes 5,000 shares owned directly by Mr. Scott's wife and 5,000 shares of common stock owned by his wife and subject to the usufruct of her mother, of which Mr. Scott disclaims beneficial ownership. Also includes 23,892 shares of common stock allocated to Mr. Scott under the ESOP which the ESOP Trustees will vote in accordance with Mr. Scott's instructions and 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Does not include shares held by Mr. Donald C. Scott, Mr. Bruce A. Scott's brother. The business address for Mr. Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(7) Includes 1,500 shares owned by Mr. Donald Scott's wife. Also includes 24,459 shares of common stock allocated to Mr. Donald Scott under the ESOP which the ESOP Trustees will vote in accordance with Mr. Donald Scott's instructions and 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Does not include shares held by Mr. Bruce Scott, Mr. Donald Scott's brother. The business address for Mr. Donald Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(8)  Includes 5,000 shares of common stock owned by Mr. Zahn's wife.

(9) Includes an aggregate of 245,604 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Also includes 74,076 shares of common stock which are held by the ESOP Trust on behalf of our executive officers as a group.

(10) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of March 17, 2004, the voting record date have been exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of GS Financial's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all

Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than the ESOP which owns 18.7% and Bruce Scott who owns 11.8% of our outstanding stock.

     Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2003, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

______________________________________________________________________________

                          EXECUTIVE COMPENSATION
______________________________________________________________________________

Summary Compensation Table

     GS Financial does not pay separate compensation to its directors and officers. However, we do reimburse Guaranty Savings for a certain percentage of salaries paid to its officers and other expenses incurred. The following table sets forth a summary of certain information concerning the compensation paid by Guaranty Savings for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer and the Executive Vice President (our "named executive officers"). None of our other executive officers had total annual salary and bonus in excess of $100,000 during fiscal 2003.

                                            Annual Compensation(1)
    Name and                                ----------------------   All Other
Principal Position                     Year    Salary     Bonus    Compensation
------------------                     ----    ------     -----    ------------

Donald C. Scott (2)                    2003   $138,999  $    --    $71,500(3)
President and Chief Executive Officer  2002    139,000    27,000    60,759
                                       2001    138,833    37,000    53,663

Bruce A. Scott (2)                     2003   $133,500  $    --    $71,150(3)
Executive Vice President               2002    133,500    14,000    60,243
                                       2001    133,338    24,000    53,182
____________________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management, the costs of providing such benefits to the named executive officer during the years ended December 31, 2003, 2002 and 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Each of Messrs. Donald Scott and Bruce Scott held 13,754 shares of unearned restricted common stock at December 31, 2003, awarded pursuant to our 1997 Recognition and Retention Plan and Trust Agreement, that had a fair market value at December 31, 2003 of $267,378 for each named executive officer. The awards are earned at a rate of 10% per year from the date of grant. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned.

(3) Represents the fair market value of 3,678 and 3,660 shares of our common stock allocated on December 31, 2003, to the Employee Stock Ownership Plan accounts of Messrs. Donald Scott and Bruce Scott, respectively, and cash representing part of the dividends paid on allocated shares.

Stock Options

     We did not grant any stock options to the named executive officers during 2003. The following table sets forth information concerning the value of stock options held at December 31, 2003 by the named executive officers. Such officers did not exercise any options during 2003.

                           Year End Option Values


                       Number of Securities        Value of Unexercised
                      Underlying Unexercised       in the Money Options
                       Options at Year-End            at Year End(1)
                --------------------------------  --------------------------
     Name       Exercisable(#)  Unexercisable(#)  Exercisable  Unexercisable
     ----       --------------  ----------------  -----------  -------------
Donald C. Scott    85,962            --            $193,629       $  --
Bruce A. Scott     85,962            --             193,629          --

____________________

(1) Calculated by determining the difference between the fair market value of the common stock underlying the options at December 31, 2003 ($19.44), and the exercise price of the options ($17.1875).

Employment and Severance Agreements

     GS Financial and Guaranty Savings, in February 1997, entered into employment agreements with Messrs. Donald Scott and Bruce Scott. We agreed to employ Messrs. Donald Scott and Bruce Scott each for a term of three years in their then current positions at their then current base salaries. The agreements were amended on September 11, 1997, in part, to increase the base salaries of Messrs. Donald Scott and Bruce Scott. At least 30 days prior to each annual anniversary date of each of the employment agreements, the Boards of Directors of GS Financial and Guaranty Savings, determine whether or not to extend the term of each agreement for an additional one year. Any party may elect not to extend the agreements for an additional year by providing written notice at least 30 days prior to any annual anniversary date.

     The agreements are terminable by us with or without cause. The officers shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by us for cause, disability, retirement or death, provided, however, that (a) in the event that an officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreements or (b) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of GS Financial, as defined, Messrs. Donald Scott and Bruce Scott will each be entitled to cash severance payments equal to three times his average annual compensation over his most recent five taxable years. In addition, the officer will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first.

     A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as (a) the acquisition by any person of 25% or more of GS Financial's, outstanding voting securities and (b) a change in a majority of the directors of GS Financial during any two-year period without the approval of at least two-thirds of the persons who were directors of GS Financial at the beginning of such period.

     The employment agreements provide that in the event that any payments to be paid thereunder are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by us for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Transactions With Certain Related Persons

     Our policies provide that all loans made by Guaranty Savings to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of December 31, 2003 were made by Guaranty Savings in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. As of December 31, 2003, four of our directors and executive officers and their immediate family members, had aggregate loan balances in excess of $60,000, which amounted to approximately $1.0 million in the aggregate.

______________________________________________________________________________

                   REPORT OF THE COMPENSATION COMMITTEE
______________________________________________________________________________

     The Compensation Committee is composed entirely of non-employee members of GS Financial Corp.'s Board of Directors who the Board has determined are independent directors. It is the responsibility of the Committee to review and recommend to the Board for approval our executive compensation policies and programs.

     The goals of the Committee are to provide an executive compensation program which allows for the recruitment, retention and motivation of highly qualified executives whose positions are deemed to be key to GS Financial's and Guaranty Savings' current and future success. The Committee attempts to achieve these objectives through a combination of base salary, cash bonus awards, and awards under the 1997 Stock Option Plan and 1997 Recognition and Retention Plan and Trust.

     Base Salary and Cash Bonus Awards. The salaries of the Chairman of the Board, President and Chief Executive Officer and the other executive officers are reviewed by the Committee and are established for individual executive officers based on subjective evaluations of individual performance and the individual's skills, experience and background. The Committee also considers whether to pay cash bonuses to Guaranty Savings' employees, including its executive officers. The Committee places significant emphasis on the earnings and income of GS Financial in making its determinations. The Committee's objective is to ensure GS Financial will remain competitive in its compensation practices and enable it to retain qualified executive officers. The awarding of cash bonuses is determined in the sole discretion of the Board of Directors with the advice of the Committee.

     Chief Executive Officer Compensation. During 2003, Donald C. Scott served as Chairman of the Board, President and Chief Executive Officer. Mr. Donald Scott is employed by GS Financial in such capacities pursuant to an employment agreement. Under the provisions of the employment agreement, the term thereof may be, and has been, extended by the Board of Directors for additional periods of one year. Mr. Donald Scott's base salary for 2003 was $138,999.60.

                                   Members of the Compensation Committee

                                   Kenneth B. Caldcleugh
                                   Bradford A. Glazer
                                   J. Scott Key
                                   Albert J. Zahn, Jr.

______________________________________________________________________________

                             PERFORMANCE GRAPH
______________________________________________________________________________

     The following graph compares the cumulative total return relating to our common stock with (a) the cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), and (b) the cumulative return on the stocks in the SNL under $250 million Thrift Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.



                    [TOTAL RETURN PERFORMANCE* GRAPH]



                                             Period Ending
                       ------------------------------------------------------
Index                  12/31/98 12/31/99  12/31/00 12/31/01 12/31/02 12/31/03
-----                  -------- --------  -------- -------- -------- --------
GS Financial Corp.     $ 100.00  $ 97.14  $ 118.97 $ 125.00 $ 155.18 $ 169.78
NASDAQ - Total US        100.00   185.95    113.19    89.65    61.67    92.90
SNL <$250M Thrift Index  100.00    93.92     99.73   134.85   168.03   233.81

____________________

* Source: SNL Financial LC

______________________________________________________________________________

                 RATIFICATION OF APPOINTMENT OF AUDITORS
______________________________________________________________________________

     Our Audit Committee of the Board of Directors has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of GS Financial's financial statements for the year ending December 31, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with GS Financial or Guaranty Savings other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining the auditor's independence. In addition to performing auditing services, the independent auditors performed tax-related services, including the completion of GS Financial's corporate tax returns, in 2003. The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these other services is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LAPORTE, SEHRT, ROMIG & HAND AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Audit Fees

     The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of GS Financial's consolidated financial statements for 2003 and 2002, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered to us during 2003 and 2002.


                                                     Year Ended December 31,
                                                     -----------------------
                                                        2003         2002
                                                     ----------   ----------
Audit fees (1) . . . . . . . . . . . . . . . .       $34,292      $37,000

Audit-related fees . . . . . . . . . . . . . .           --           --

Tax fees (2) . . . . . . . . . . . . . . . . .         6,500        6,875

All other fees (3) . . . . . . . . . . . . . .         1,700        1,350
                                                      ------       ------
       Total . . . . . . . . . . . . . . . . .       $42,492      $45,225
                                                      ======       ======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(3) All other fees consist primarily of fees incurred in connection with a review of our internal audit proposals and internal accounting and financial reporting procedures.

     The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to GS Financial. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

     Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

______________________________________________________________________________

                      REPORT OF THE AUDIT COMMITTEE
______________________________________________________________________________

     During 2002, the Audit Committee revised its Charter to reflect GS Financial's compliance with the Sarbanes-Oxley Act of 2002 and the new regulations promulgated thereunder. The Audit Committee also put into place a means for employees to report complaints about accounting practices, internal controls or auditing matters, including anonymous or confidential submissions and has also insured that GS Financial's external auditors are following all necessary procedures such as approval of non-audit services, prevention of prohibited services and proper rotation of partners.

     The Audit Committee has reviewed and discussed GS Financial's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GS Financial's Annual Report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                         J. Scott Key
                         Hayden W. Wren, III, CPA
                         Albert J. Zahn, Jr., CPA

______________________________________________________________________________

          STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                       WITH THE BOARD OF DIRECTORS
______________________________________________________________________________

     Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of GS Financial relating to the next annual meeting of stockholders, which is scheduled to be held in April, 2005, must be received at our principal executive offices located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention: Lettie R. Moll, Corporate Secretary, no later than November 29, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2005, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than February 26, 2005. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the number of shares of common stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

     Stockholder Nominations. Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders or February 23, 2004 in the case of this Annual Meeting. Such stockholder's notice must comply with the requirements of Article 6.F. We did not receive any stockholder nominations.

     Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of GS Financial Corp., c/o Lettie R. Moll, Corporate Secretary, at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

______________________________________________________________________________

                              ANNUAL REPORTS
______________________________________________________________________________

     A copy of our Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2003 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002. The Form 10-K is not part of the proxy solicitation materials.

______________________________________________________________________________

                              OTHER MATTERS
______________________________________________________________________________

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by GS Financial. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                    Appendix A

                        GS FINANCIAL CORP.

     CHARTER OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                    OF THE BOARD OF DIRECTORS


I.   Purpose

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of GS Financial Corp. (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

     * identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Shareholders;

     * develop corporate governance principles applicable to the Company and to govern the conduct of the Board and its members;

     * review nominations for director submitted by shareholders pursuant to Article 6.F of the Company's Articles of Incorporation; and

     *    oversee the evaluation of the Board and its members.

     The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.  Compensation and Meetings

     Members of the Committee, as well as other committees of the Board, must meet applicable Nasdaq National Market listing standards and other statutory or regulatory requirements relative to director independence. The Committee must have two or more independent directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board based on the recommendations of the Compensation Committee.

     Members of the Committee, as well as other committees of the Board, are appointed by the Board of Directors at its Annual Meeting. Each committee of the Board will select the chair of such committee.

     The Committee shall establish its own schedule for meetings throughout the year. The Committee Chair must approve an agenda in advance of each meeting. If the Chair is not present, the members of the Committee may designate a Chair by a majority vote of those present. The Committee shall meet in executive session annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board.

     The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.


                                    A-1

III. Goals, Responsibilities and Duties

     The Committee shall establish criteria for the selection of new directors to serve on the Board of Directors.

     A.   Recommend Qualified Individuals for Board Membership

          * Review individual qualifications for service of individuals on the full Board;

          *    Recommend to the Board individuals for Board membership;

          * Review shareholder submitted nominees for election of directors at the Annual Meeting of Shareholders; and

          * Recommend to the Board nominees for election of directors at the Annual Meeting of Shareholders.

     In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

     B.   Committee Membership and Qualifications

          * Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

          * Recommend to the full Board the membership and composition of each of the Board committees and sub-committees and recommend removal of any committee member, if necessary; and

          *    Review qualifications of Directors for committee membership.


     C.   Develop and Oversee Corporate Governance Principles

          * Develop and annually review Corporate Governance Principles for the overall governance of the Board of the Company and its subsidiaries.

     D.   Other

          * Oversee annual evaluation of the Committee and communicate results to the Board;

          * Oversee annual evaluation of the full Board and communicate results to the Board; and

          * Maintain minutes of meetings, which are circulated to the full Board and report to the Board of Directors on a regular basis.





                                    A-2

[X]  PLEASE MARK VOTES                      FORM OF REVOCABLE PROXY
     AS IN THIS EXAMPLE

                        GS FINANCIAL CORP.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2004 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints J. Scott Key, Bruce A. Scott and Lettie
R. Moll as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of GS Financial Corp. held of record by the undersigned on March 17, 2004 at the Annual Meeting of Stockholders to be held at our corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, on Tuesday, April 27, 2004, at 10:00 a.m., Central Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

     [ ]    FOR                 [ ]    WITHHOLD

     Nominees for three-year term expiring in 2007:

Donald C. Scott and Hayden W. Wren, III

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

_______________________

2. PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as our independent auditors for the year ending December 31, 2004.

     [ ]    FOR           [ ]     AGAINST        [ ]    ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                ____________
Please be sure to sign and date                                      Date
this Proxy in the box below.
____________________________________________________________________________



________Stockholder sign above____________ Co-holder (if any) sign above____




   Detach above card, sign, date and mail in postage paid envelope provided.



                            GS FINANCIAL CORP.

______________________________________________________________________________

                           PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY
______________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

                  ESOP VOTING INSTRUCTION BALLOT
                        GS FINANCIAL CORP.

     The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust of GS Financial Corp. to vote, as designated below, all the shares of common stock allocated to my account pursuant to the ESOP as of March 17, 2004 at the Annual Meeting of Stockholders to be held at our corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana, 70002, on Tuesday, April 27, 2004, at 10:00 a.m., Central Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

     [ ]    FOR               [ ]     WITHHOLD

     Nominees for three-year term expiring in 2007:

Donald C. Scott and Hayden W. Wren, III

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________


2. PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as our independent auditors for the year ending December 31, 2004.

     [ ]    FOR           [ ]     AGAINST        [ ]    ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Board of Directors.


                                             Dated: _______________,2004




                                             __________________________
                                             Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2.


                 [GS FINANCIAL CORP. LETTERHEAD]




                          March 29, 2004


To:  Participants in GS Financial Corp's Employee Stock Ownership Plan


     As described in the attached materials, your proxy as a stockholder of GS Financial Corp. is being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, GS Financial Corp's Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the ESOP. The Trustees will total the votes and vote the shares in accordance with your instructions.

     We urge each of you to vote, as a means of participating in the governance of the affairs of GS Financial Corp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed voting instruction ballot relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                              Sincerely,

                              /s/ Donald C. Scott

                              Donald C. Scott
                              Chairman of the Board, President and
                                Chief Executive Officer